OTHER FINANCIAL INCOME AND EXPENSES	12 Months Ended
Dec. 31, 2022
Disclosure Of Other Financial Income And Cost [Abstract]
OTHER FINANCIAL INCOME AND EXPENSES	OTHER FINANCIAL INCOME AND EXPENSES

Amounts in $ ‘000	2022	2021	2020
Interest income	85	53	715
Foreign currency results	4,400	14,841
Other financial income	4,485	14,894	715
Loan settlement	—	—	(4,313)
Foreign currency results	—	—	(19,233)
Interest loans and borrowings	(4,736)	(5,296)	(5,178)
Interest leases	(622)	(795)	(766)
Contingent consideration	—	—	(3,744)
Other financial expenses	(105)	(94)	(74)
Other financial expenses	(5,463)	(6,185)	(33,308)

Total other financial income and expenses	(978)	8,709	(32,593)
Loan settlement
In 2020, settlement fees and expenses were paid for an amount of $4.3 million as a result of the fact that the Company, in 2020, paid back and extinguished the loan from Orbimed Advisors completely. In 2022 and 2021, no settlement fees were paid.
Foreign currency results
These results primarily follow from the revaluation of bank balances which are denominated in foreign currencies, mainly U.S. dollars, and the timing of foreign currency payments against the actual exchange rate as compared to the original exchange rate applied upon the charge of fees or expenses. The gains in 2022 are mainly a result of the revaluation of the bank balances in U.S. dollars, incorporated in our Dutch entities where the functional currency is Euro.
Interest loans and borrowings
Interest on loans and borrowings in 2022, 2021 and 2020 relate to the amortized costs from the convertible bond and loans and borrowings, calculated under IFRS at the effective rate of interest, which takes account of any equity component on recognition such as warrants or early repayment options.
Contingent consideration
The contingent consideration was fully repaid in the second quarter of 2021, hence there were no expenses for 2022 and 2021